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                                                                   Exhibit 10.17

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 14, 1998, is by and among VERDANT BRANDS, INC. (f/k/a Ringer Corporation) ("Ringer"), SAFER, INC. ("Safer") and SURECO, INC. ("SureCo") (Ringer, Safer and SureCo are sometimes referred to herein individually as a "Borrower and collectively as the "Borrowers") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Lender.

                                    RECITALS
                                    --------

         A. Borrowers and Lender are parties to that certain Credit Agreement dated as of May 2, 1997 (as from time to time amended, restated, supplemented or otherwise modified and in effect, the "Credit Agreement"), pursuant to which Lender has made and may hereafter make loans and advances and other extensions of credit to Borrowers.

         B. Borrowers wish, and Lender is willing, to amend certain provisions of the Credit Agreement, all on the terms and conditions set forth in this Amendment.

         C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment. Capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:


         1. Consent and Waiver.

         Lender hereby consents to the merger of Ringer with Consep, Inc. and hereby waives any Default or Event of Default that may arise as a result thereof.

         2. Amendment of Credit Agreement.

         (a) Section 1.5(a) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  (a) Borrowers shall pay interest to Lender, in arrears on each Interest Payment Date, at a rate of interest equal to the Index Rate plus three and one-quarter percent (3.25%) per annum; provided, however, that Borrowers shall pay interest to Lender at a rate of interest equal to the Index Rate plus three and three-quarter percent (3.75%) per annum on that portion of the outstanding Revolving Loan attributable to the use of all or any part of the Ringer Borrowing Base consisting of the Overadvance Amount;
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         3. Amendment of Annexes to Credit Agreement.

         (a) Annex A to the Credit Agreement is hereby amended by adding the following definition in its proper alphabetical order:

                  "Overadvance Amount" shall mean $1,000,000.

         (b) Annex A to the Credit Agreement is hereby amended by deleting the definition of "Ringer Borrowing Base" and replacing such definition with the following:

                  "Ringer Borrowing Base" shall mean, as of any date of determination by Lender, from time to time, an amount equal to the sum at such time of:

                  (a) eighty-five percent (85%) of the Eligible Accounts of Ringer and of Safer Canada, less any Reserves established by Lender at such time;

                  (b) (i) for any Revolving Credit Advance occurring during the months of July through November of any Fiscal year, sixty percent (60%) of the book value of the Eligible Inventory of Ringer and of Safer Canada, and (ii) for any Revolving Credit Advance occurring during the months of January through June or the month of December of any Fiscal Year, sixty-five percent (65%) of the book value of the Eligible Inventory of Ringer and Safer Canada; the book value of Eligible Inventory shall be valued on a first-in, first-out basis (at the lower of cost or market), less any Reserves established by Lender at such time; and

                  (c) for the period from October 14, 1998 through December 13, 1998, the Overadvance Amount;

         provided, however, that not more than $1,000,000 of Eligible Inventory of Safer Canada shall be included in the Borrowing Base at any time.

         4. Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrowers hereby jointly and severally represent and warrant to Lender that:

         (a) No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

         (b) Representations and Warranties. After giving effect to this Amendment, all of the representations and warranties of Borrowers contained in the Loan Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of the date hereof; and


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         (c) Authorization, etc. Each Borrower has the power and authority to execute, deliver and perform this Amendment. Each Borrower has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of this Amendment. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Borrower's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with its terms. Each Borrower's execution, delivery and performance of this Amendment does not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of such Borrower by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture or instrument to which any Borrower is a party or which is binding upon it, (b) any law or regulation or order or decree of any court applicable to any Borrower, or (c) the certificate or articles of incorporation or by-laws of any Borrower.

         5. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each condition set forth in this
Section 5 and the delivery of the following documents to Lender on or prior to the date hereof (unless another date shall be specified) and consummation of all of the transactions contemplated by each such document, all in form and substance acceptable to Lender in its sole and absolute discretion:

         (a) Documentation. Borrowers shall have delivered to Lender all of the following documents:

                  (i) Amendment. Duly executed originals of this Amendment.

                  (ii) Resolutions. For each of Ringer and its Subsidiaries, resolutions of such Person's Board of Directors (and shareholders, if necessary), approving and authorizing the execution, delivery and performance of this Amendment and the transactions to be consummated in connection therewith, each certified as of the date hereof by such Person's corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment.

                  (iii) Incumbency Certificates. For each of Ringer and its Subsidiaries, signature and incumbency certificates of the officers of each such Person executing this Amendment, certified as of the date hereof by such Person's corporate secretary or an assistant secretary as being true, accurate, correct and complete.

                  (iv) Other Documents. All other documents, certificates and agreements as the Lender may reasonably request to accomplish the purposes of this Amendment.


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         (b) No Default. As of the date hereof after giving effect to this
Amendment, no Default or Event of Default shall have occurred and be continuing.

         (c) Warranties and Representations. After giving effect to this Amendment, all of the warranties and representations of Borrowers contained in the Credit Agreement and the other Loan Documents (including, without limitation, this Amendment) shall be true and correct in all material respects to the same extent as though made on and as of the date hereof.

         (d) Consents and Acknowledgments. Borrowers shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Amendment.

         (e) Fees, Costs and Expenses. Lender shall have received payment of (a) an amendment fee of $10,000, and (b) all other fees, costs and expenses, including, without limitation, reasonable attorneys' fees and expenses invoiced to Borrower Representative and as otherwise due pursuant to the Loan Documents, incurred by Lender in connection herewith.

         6. Reference to and Effect on Loan Documents.

         6.1 Ratification. Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and each Borrower hereby ratifies and confirms each such Loan Document.

         6.2 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any of the other Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

         7. Affirmation of Subsidiary Guarantee.

         Safer Canada (i) consents to and approves the execution and delivery of this Amendment by Borrowers and Lender, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner its obligations under the Subsidiary Guarantee or under any of the other Loan Documents executed and/or delivered by it in connection therewith, (iii) agrees that this Amendment shall not be construed as requiring the consent of Safer Canada in any other circumstance, (iv) reaffirms its obligations under the Subsidiary Guarantee and all of the other Loan Documents to which it is a party, and (v) agrees that the Subsidiary Guarantee and such other Loan Documents remain in full force and effect and are each hereby ratified and confirmed.


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         8. Miscellaneous.

         8.1 Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of Borrowers, Lender and their respective successors and assigns, except as otherwise provided herein or therein. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of Borrowers and Lender with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

         8.2 Entire Agreement. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

         8.3 Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrowers agree to pay on demand all fees, costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment.

         8.4 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8.5 Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         8.6 Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

         8.7 Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         8.8 Incorporation of Loan and Security Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

         8.9 Acknowledgment. Each Credit Party hereby represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages


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or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims.

         IN WITNESS WHEREOF, this Fourth Amendment to Credit Agreement has been duly executed as of the date first written above.

                                             VERDANT BRANDS, INC.

                                             By: /S/ Mark Eisenschenk
                                                 ------------------------------
                                             Title: Executive Vice President
                                                    ---------------------------

                                             SAFER, INC.

                                             By: /S/ Mark Eisenschenk
                                                 ------------------------------
                                             Title: Executive Vice President
                                                    ---------------------------

                                             SURECO, INC.

                                             By: /S/ Mark Eisenschenk
                                                 ------------------------------
                                             Title: Secretary
                                                    ---------------------------

                                             GENERAL ELECTRIC CAPITAL
                                             CORPORATION, as Lender

                                             By: /S/ Trevor Clark
                                                 ------------------------------
                                             Title: Vice President
                                                    ---------------------------
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         Each of the following Persons is a signatory to this Amendment in its capacity as a Credit Party and not as a Borrower.

                                             SAFER, LTD.

                                             By: /S/ Mark Eisenschenk
                                                 ------------------------------
                                             Title: Vice President
                                                    ---------------------------

                                             SOUTHERN RESOURCES, INC.

                                             By: /S/ Mark Eisenschenk
                                                 ------------------------------
                                             Title: Vice President
                                                    ---------------------------


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